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                                                                   Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Form S-8 registration statement (file no. 333-88547).

                                               /s/ Arthur Andersen LLP

Philadelphia, PA
February 14, 2000